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                                   "FORM OF"

                         FUND PARTICIPATION AGREEMENT

                                    BETWEEN

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                      AND

                 LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

     THIS AGREEMENT, made and entered into this ____ day of March, 2003, by and between LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, an open-end management investment company organized as a Delaware business trust (the "Trust"), and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana insurance corporation

(the "Company"), on  its  own  behalf  and  on behalf of each separate account of the Company named in Schedule 1 to this Agreement as in effect at the time this Agreement is executed and such other separate accounts that may be added to Schedule 1 from time to time in accordance with the provisions of

Article XI of this Agreement (each such account referred to as the "Account";

collectively, the "Accounts").

     WHEREAS, the Trust is engaged in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively referred to as "Variable Insurance Products," the owners of such products being referred to as "Product owners") to be offered by insurance companies which have entered into participation agreements with the Trust ("Participating

Insurance Companies"); and

     WHEREAS, the Trust filed with the Securities and Exchange Commission

(the "SEC") and the SEC has declared effective a registration statement

(referred to herein as the "Trust Registration Statement" and the prospectus contained therein, or filed pursuant to Rule 497 under the 1933 Act, referred to herein as the "Trust Prospectus") on Form N-lA to register itself as an open-end management investment company (File No. 811-08090) under the

Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust shares (File No. 33-70742) under the Securities Act of 1933, as amended (the

"1933 Act"); and

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Fund," which are set forth in Schedule

2, and representing the interest in a particular managed portfolio of securities and other assets; and

     WHEREAS, the Company has filed or will file a registration statement with the SEC to register under the 1933 Act (unless exempt therefrom) certain variable annuity contracts and/or variable life insurance policies (such policies and contracts shall be referred to herein collectively as the

"Contracts"); and

     WHEREAS, each Account, a validly existing separate account, duly authorized by the

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Company on the date set forth on Schedule 1, sets aside and invests assets attributable to the Contracts; and

     WHEREAS, the Company has registered or will have registered each Account with the SEC as a unit investment trust under the 1940 Act before any

Contracts are issued by that Account; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares on behalf of each Account to fund its Contracts and the Trust is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree as follows:

ARTICLE I.  SALE OF TRUST SHARES

     1.1.  The Trust agrees to sell to the Company those shares which the

Company orders on behalf of the Account, executing such orders on a daily basis in accordance with Section 1.4 of this Agreement.

     1.2.  The Trust agrees to make shares  available for purchase by the

Company on behalf of the Account at the then applicable net asset value per share on Business Days as defined in Section 1.4 of this Agreement, and the

Trust shall use its best efforts to calculate and deliver such net asset value by 7:00 p.m., New York time., on each such Business Day.

Notwithstanding any other provision in this Agreement to the contrary, the

Board of Directors of the Trust (the "Trust Board") may suspend or terminate the offering of  shares, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trust

Board acting in good faith and in light of its fiduciary duties under Federal and any applicable state laws, suspension or termination is necessary and in the best interests of the shareholders  (it being understood that

"shareholders" for this purpose shall mean Product owners).

     1.3.  The Trust agrees to redeem, at the Company's request, any full or fractional shares of the Trust held by the Account or the Company, executing such requests at the net asset value on a daily basis (Company will expect same day redemption wires unless unusual circumstances evolve which cause the

Trust to have to redeem securities) in accordance with Section 1.4 of this

Agreement, the applicable provisions of the 1940 Act and the then currently effective Trust Prospectus.  Notwithstanding the foregoing, the Trust may delay redemption of Trust shares to the extent permitted by the 1940 Act, any rules, regulations or orders thereunder, or the then currently effective

Trust Prospectus.

     1.4    (a)  For purposes of Sections 1.1, 1.2 and 1.3, the Company shall be the agent of the Trust for the limited purpose of receiving redemption and purchase requests from the Account (but not from the general account of the Company), and receipt

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            on any Business Day by the Company as such limited agent of the

            Trust prior to the time prescribed in the current Trust

            Prospectus (which as of the date of execution of this Agreement is 4 p.m., New York time) shall constitute receipt by the Trust on that same Business Day, provided that the Trust receives notice of such redemption or purchase request by 9:00 a.m., New

            York time on the next following Business Day.  For purposes of this Agreement, "Business Day" shall mean any day on which the

            New York Stock exchange is open for trading.

           (b)  The Company shall pay for the shares on the same day that it places an order with the Trust to purchase those Trust shares for an Account.  Payment for Trust shares will be made by the

            Account or the Company in Federal Funds transmitted to the Trust by wire to be received by 11:00 a.m., New York time on the day the Trust is properly notified of the purchase order for shares.

            The Trust will confirm receipt of each trade and these

            confirmations will be received by the Company via Fax or Email by 3:00 p.m. New York time  If Federal Funds are not received on time, such funds will be invested, and shares purchased thereby will be issued, as soon as practicable.

            (c)  Payment for shares redeemed by the Account or the Company will be made in Federal Trusts transmitted to the Company by wire on the same day the Trust is notified of the redemption order of  shares, except that the Trust reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under

            Section 22(e) of the 1940 Act.  The Trust shall not bear any responsibility whatsoever for the proper disbursement or

            crediting of redemption proceeds if securities must be redeemed;

            the Company alone shall be responsible for such action.

     1.5.  Issuance and transfer of Trust shares will be by book entry only.

Stock certificates will not be issued to the Company or the Account.

Purchase and redemption orders for Trust shares will be recorded in an appropriate ledger for the Account or the appropriate subaccount of the

Account.

     1.6.  The Trust shall furnish notice as soon as reasonably practicable to the Company of any income dividends or capital gain distributions payable on any shares.  The Company, on its behalf and on behalf of the Account,

hereby elects to receive all such dividends and distributions as are payable on any shares in the form of additional shares of that Trust.  The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends in cash.  The Trust shall notify the Company of the number of  shares so issued as payment of such dividends and distributions.

     1.7.  The Trust shall use its best efforts to make the net asset value per share available to the Company by 7:00 p.m., New York Time each Business

Day, and in any event, as soon as reasonably practicable after the net asset value per share is calculated, and shall calculate such net asset value in accordance with the then currently effective Trust Prospectus.  The Trust will notify Company when and if Trust does not communicate the net asset value per share by 7:00

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p.m. New York time.

     1.8  If the Trust provides the Company with materially incorrect share net asset value information through no fault of the Company, the Company on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value.  Any material error in the calculation of net asset value per share,

dividend or capital gain information shall be reported promptly upon discovery to the Company.  The Trust shall not be liable for any information provided to the Company pursuant to this Agreement which information is based on incorrect information supplied by the Company to the Trust.  In the event of any material error in the calculation or communication of net asset value,

dividends or capital gain information or any delay in the communication, the responsible party or parties shall reimburse the Company for any losses or reasonable costs incurred as a result of the error or delay, including but not limited to, amounts needed to make Contract owners whole and reasonable administrative costs necessary to correct the error.

     1.9.  The Company may withdraw the Account's investment in the Trust only: (i) as necessary to facilitate Contract owner requests; (ii) upon a determination by a majority of the Trust Board, or a majority of disinterested Trust Board members, that an irreconcilable material conflict exists among the interests of (x) any Product Owners or (y) the interests of the Participating Insurance Companies investing in the Trust; (iii) upon requisite vote of the Contractowners having an interest in the Trust to substitute the shares of another investment company for shares in accordance with the terms of the Contracts; (iv) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application; or (v) at the Company's sole discretion, pursuant to an order of the SEC under Section 26(b) of the 1940 Act.

     1.10.  The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive and that the Trust shares may be sold to other insurance companies (subject to Section 1.12 hereof) and the cash value of the Contracts may be invested in other investment companies.

     1.11.  The Company shall not, without prior notice to the Trust (unless otherwise required by applicable law), take any action to operate the

Accounts as management investment companies under the 1940 Act.

     1.12.  The Trust agrees that Trust shares will be sold only to

Participating Insurance Companies and their separate accounts.  The Trust will not sell Trust shares to any insurance company or separate account unless an agreement complying with Article VII of this Agreement is in effect to govern such sales.  No Trust shares will be sold to the general public.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

     2.1.  The Company represents and warrants (a) that the Contracts are registered under the 1933 Act or will be so registered before the issuance thereof,  (b) that the Contracts will be issued in compliance in all material respects with all applicable Federal and state laws and (c)

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that the Company will require of every person distributing the Contracts that the Contracts be offered and sold in compliance in all material respects with all applicable Federal and state laws.  The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly authorized each Account as a separate account under Section 27-1-5-1 of the Indiana

Insurance Code, and has registered or, prior to the issuance of any

Contracts, will register each Account (unless exempt therefrom) as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a separate account for its Contracts, and that it will maintain such registrations for so long as any Contracts issued under them are outstanding.

     2.2.  The Trust represents and warrants that Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Trust is and shall remain registered under the 1940 Act for so long as the Trust shares are sold.  The Trust further represents and warrants that it is a corporation duly organized and in good standing under the laws of Delaware.

     2.3.  The Trust represents and warrants that it currently qualifies as a

Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  The Trust further represents and warrants that it will make every effort to continue to qualify and to maintain such qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4.  The Trust represents and warrants that it will comply with Section

817(h) of the Code, and all regulations issued thereunder.

     2.5.  The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts or life insurance policies, whichever is appropriate, under applicable provisions of the Code.

The Company shall make every effort to maintain such treatment and shall notify the Trust immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.6.  The Trust represents that the Trust's investment policies, fees and expenses, and operations are and shall at all times remain in material compliance with the laws of the state of  Maryland, to the extent required to perform this Agreement; and with any state- mandated investment restrictions set forth on Schedule 3, as amended from time to time by the Company in accordance with Section 6.6. The Trust, however, makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) otherwise complies with the insurance laws or regulations of any state.  The Company alone shall be responsible for informing the Trust of any investment restrictions imposed by state insurance law and applicable to the Trust.

     2.7.  The Trust represents and warrants that it has and maintains a fidelity bond in accordance with Rule 17g-1 under the 1940 Act. The Trust will immediately notify the Company in the event the fidelity bond coverage should lapse at any time.

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ARTICLE III.  PROSPECTUSES AND PROXY STATEMENTS; SALES MATERIAL AND OTHER

              INFORMATION

     3.1.  The Trust shall provide the Company with as many copies of the current Trust Prospectus as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust at its expense shall provide to the

Company a camera-ready copy, and electronic version,  of the current Trust

Prospectus suitable for printing and other assistance as is reasonably necessary in order for the Company to have a new Contracts Prospectus printed together with the Trust Prospectus in one document. See Article V for a detailed explanation of the responsibility for the cost of printing and distributing Trust prospectuses.

     3.2.  The Trust Prospectus shall state that the Statement of Additional

Information for the Trust is available from the Trust and the Trust shall provide such Statement free of charge to the Company and to any outstanding or prospective Contract owner who requests such Statement.

     3.3.  (a)  The Trust at its expense shall provide to the Company a camera-ready copy of the Trust's  shareholder reports and other communications to shareholders (except proxy material), in each case in a form suitable for printing, as determined by the

            Company.  The Trust shall be responsible for the costs of

            printing and distributing these materials to Contract owners.

           (b)  The Trust at its expense shall be responsible for preparing,

           printing and distributing its proxy material.  The Company will provide the appropriate Contractowner names and addresses to the

           Trust for this purpose.

     3.4.  The Company shall furnish to the Trust, prior to its use, each piece of sales literature or other promotional material in which the Trust is named.  No such material shall be used, except with the prior written permission of the Trust.  The Trust agrees to respond to any request for approval on a prompt and timely basis.  Failure of the Trust to respond within 10 days of the request by the Company shall relieve the Company of the obligation to obtain the prior written permission of the Trust.

     3.5.  The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust other than the information or representations contained in the Trust

Registration Statement or Trust Prospectus, as such Registration Statement and Prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, except with the prior written permission of the Trust. The Trust agrees to respond to any request for permission on a prompt and timely basis.  If the Trust does not respond within 10 days of a request by the Company, then the Company shall be relieved of the obligation to obtain the prior written permission of the

Trust.

     3.6.  The Trust shall not give any information or make any representations on behalf of

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the Company or concerning the Company, the Account or the Contracts other than the information or representations contained in the Contracts

Registration Statement or Contracts Prospectus, as such Registration

Statement and Prospectus may be amended or supplemented from time to time, or in published reports of the Account which are in the public domain or approved in writing by the Company for distribution to Contract owners, or in sales literature or other promotional material approved in writing by the

Company, except with the prior written permission of the Company.  The

Company agrees to respond to any request for permission on a prompt and timely basis.  If the Company fails to respond within 10 days of a request by the Trust, then the Trust is  relieved of the obligation to obtain the prior written permission of the Company.

     3.7.  The Trust will provide to the Company at least one complete copy of all Trust Registration Statements, Trust Prospectuses, Statements of

Additional Information, annual and semi-annual reports and other reports,

proxy statements, sales literature and other promotional materials,

applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Trust or

Trust shares, within 20 days after the filing of such document with the SEC or other regulatory authorities.

     3.8.  The Company will provide to the Trust at least one complete copy of all Contracts Registration Statements, Contracts Prospectuses, Statements

of Additional Information, Annual and Semi-annual Reports, sales literature and other promotional materials, and all amendments or supplements to any of the above, that relate to the Contracts, within 20 days after the filing of such document with the SEC or other regulatory authorities.

     3.9.  Each party will provide to the other party copies of  draft versions  of any registration statements, prospectuses, statements of additional  information,  reports,  proxy statements, solicitations for voting instructions, sales literature and other promotional materials,

applications for exemptions, requests for  no-action  letters,  and  all amendments or supplements to any of the above, to the extent that the other party reasonably needs such information for purposes of preparing a report or other filing to be filed with or submitted to a regulatory agency.  If a party requests any such information before it has been filed, the other party will provide the requested information if then available and in the version then available at the time of such request.

     3.10.  For purposes of this Article III, the phrase "sales literature or other promotional material" includes, but is not limited to,

advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, computer net site, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, in print or electronically, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article),

educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, Statements of Additional Information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under

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NASD rules, the 1940 Act or the 1933 Act.

ARTICLE IV.  VOTING

     4.1  Subject to applicable law and the requirements of Article VII, the

Trust shall solicit voting instructions from Contract owners;

     4.2  Subject to applicable law and the requirements of Article VII, the

Company shall:

            (a)  vote Trust shares attributable to Contract owners in

            accordance with instructions or proxies received in timely fashion from such Contract owners;

            (b)  vote Trust shares attributable to Contract owners for which no instructions have been received in the same proportion as

            Trust shares of such Series for which instructions have been received in timely fashion; and

            (c)  vote Trust shares held by the Company on its own behalf or on behalf of the Account that are not attributable to Contract owners in the same proportion as Trust shares of such Series for which instructions have been received in timely fashion.

The Company shall be responsible for assuring that voting privileges for the

Accounts are calculated in a manner consistent with the provisions set forth above.

ARTICLE V. FEES AND EXPENSES

     All expenses incident to performance by the Trust under this Agreement

(including expenses expressly assumed by the Trust pursuant to this

Agreement) shall be paid by the Trust to the extent permitted by law.  Except as may otherwise be provided in Section 1.4 and Article VII of this

Agreement, the Company shall not bear any of the expenses for the cost of registration and qualification of the Trust shares under Federal and any state securities law, preparation and filing of the Trust Prospectus and

Trust Registration Statement, the preparation of all statements and notices required by any Federal or state securities law, all taxes on the issuance or transfer of Trust shares, and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act.

     The Trust is responsible for the cost of printing and distributing Trust

Prospectuses and SAIs to existing Contractowners. (If for this purpose the

Company decided to print the Trust Prospectuses and SAIs in a booklet or separate booklets containing disclosure for the Contracts  and for underlying funds other than those of the Trust, then the Trust shall pay only its proportionate share of the total cost to distribute the booklet to existing

Contractowners.)

     The Company is responsible for the cost of printing and distributing

Trust prospectuses and SAIs for new sales; and Account Prospectuses and SAIs for existing Contractowners.  The

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Company shall have the final decision on choice of printer for all

Prospectuses and SAIs.

ARTICLE VI.  COMPLIANCE UNDERTAKINGS

     6.1.  The Trust undertakes to comply with Subchapter M and Section

817(h) of the Code, and all regulations issued thereunder.

     6.2.  The Company shall amend the Contracts Registration Statements under the 1933 Act and the Account's Registration Statement under the 1940

Act from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law.  The

Company shall register and qualify the Contracts for sale to the extent required by applicable securities laws of the various states.

     6.3.  The Trust shall amend the Trust Registration Statement under the

1933 Act and the 1940 Act from time to time as required in order to effect for so long as Trust shares are sold the continuous offering of Trust shares as described in the then currently effective Trust Prospectus.  The Trust shall register and qualify Trust shares for sale to the extent required by applicable securities laws of the various states.

     6.4.  The Company shall be responsible for assuring that any prospectus offering a Contract that is a life insurance contract where it is reasonably possible that such Contract would be deemed a "modified endowment contract,"

as that term is defined in Section 7702A of the Code, will describe the circumstances under which a Contract could be treated as a modified endowment contract (or policy).

     6.5.  To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Trust undertakes to have a Trust Board of

Directors, a majority of whom are not interested persons of the Trust,

formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     6.6.  (a)  When appropriate in order to inform the Trust of any applicable state-mandated investment restrictions with which the

           Trust must comply, the Company shall arrange with the Trust to amend Schedule 3, pursuant to the requirements of Article XI.

           (b)  Should the Trust become aware of any restrictions which may be appropriate for inclusion in Schedule 3, the Company shall be informed immediately of the substance of those restrictions.

ARTICLE VII.  POTENTIAL CONFLICTS

     7.1.  The Company agrees to report to the Board of Directors of the

Trust (the "Board") any potential or existing conflicts between the interests of Product Owners of all separate

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accounts investing in the Trust, and to assist the Board in carrying out its responsibilities under Section 6e-3(T) of the 1940 Act, by providing all information reasonably necessary for the Board to consider any issues raised,

including information as to a decision to disregard voting instructions of variable contract owners.

     7.2.  If a majority of the Board, or a majority of disinterested Board

Members, determines that a material irreconcilable conflict exists, the Board shall give prompt notice to all Participating Insurance Companies.

           (a)  If a majority of the whole Board, after notice to the Company and a reasonable opportunity for the Company to appear before it and present its case, determines that the Company is responsible for said conflict, and if the Company agrees with that determination, the Company shall, at its sole cost and expense, take whatever steps are necessary to remedy the material irreconcilable conflict. These steps could include: (i) withdrawing the assets allocable to some or all of the affected Accounts from the Trust and reinvesting such assets in a different investment vehicle, or submitting the question of whether such segregation should be implemented to a vote of all affected Contractowners and, as appropriate, segregating the assets of any particular group (i.e., variable annuity Contractowners, variable life insurance policyowners, or variable Contractowners of one or more

Participating Insurance Companies) that votes in favor of such segregation,

or offering to the affected Contractowners the option of making such a change; and (ii) establishing a new registered mutual fund or management separate account; or (iii) taking such other action as is necessary to remedy or eliminate the material irreconcilable conflict.

          (b)  If  the Company disagrees with the Board's determination, the

Company shall file a written protest with the Board, reserving its right to dispute the determination as between just the Company and the Trust and to seek reimbursement from the Trust for the reasonable costs and expenses of resolving the conflict.  After reserving that right the Company, although disagreeing with the Board that it (the Company) was responsible for the conflict, shall take the necessary steps, under protest, to remedy the conflict, substantially in accordance with paragraph (a) just above, for the protection of Contractowners.

           (c)  As between the Company and the Trust, if within 45 days after the Board's determination the Company elects to press the dispute, it shall so notify the Board in writing.  The parties shall then attempt to resolve the matter amicably through negotiation by individuals from each party who are authorized to settle the  matter. If the matter has not been amicably resolved within 60 days from the date of the Company's notice of its intent to press the dispute, then before either party shall undertake to litigate the dispute  it shall be submitted to non-binding arbitration conducted expeditiously in accordance with the CPR Rules for Non-Administered

Arbitration of Business Disputes, by a sole arbitrator; PROVIDED, HOWEVER,

that if one party has requested the other party to seek an amicable resolution and the


other party has failed to participate, the requesting party may initiate arbitration before expiration of the 60-day period set out just above.

If within 45 days of the commencement of the process to select an arbitrator the parties cannot agree upon the arbitrator, then he or she will be selected from the CPR Panels of Neutrals.  The arbitration shall be governed by the

United States Arbitration Act, 9 U.S.C. Sec. 1-16.  The place of arbitration shall be Fort Wayne, Indiana.  The Arbitrator is not empowered to award damages in excess of compensatory damages.

           (d)  If the Board shall determine that the Trust or another was responsible for the conflict, then the Board shall notify the Company immediately of that determination.  The Trust shall assure the Company that it (the Trust) or that other Participating Insurance Company as applicable,

shall, at its sole cost and expense, take whatever steps are necessary to eliminate the conflict.

           (e)  Nothing in Sections 7.2(b) or 7.2(c) shall constitute a waiver of any right of action which the Company may have against other

Participating Insurance Companies for reimbursement of all or part of the costs and expenses of resolving the conflict.

     7.3.  If a material irreconcilable conflict arises because of the

Company's decision to disregard Contractowner voting instructions and that decision represents a minority position or would preclude a majority vote,

the Company shall withdraw (without charge or penalty) the Account's investment in the Trust, if the Trust so elects.

     7.4.  For purposes of this Article, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable conflict.  However, in no event will the Trust be required to establish a new funding medium for any variable contract, nor will the Company be required to establish a new funding medium for any Contract, if in either case an offer to do so has been declined by a vote of a majority of affected Contractowners.

ARTICLE VIII.  INDEMNIFICATION

     8.1.  INDEMNIFICATION BY THE COMPANY.  The Company agrees to indemnify and hold harmless the Trust and each person who controls or is associated with the Trust (other than another Participating Insurance Company) within the meaning of such terms under the federal securities laws and any officer,

trustee, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid with the prior written consent of the Company in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation,

at common law or otherwise, insofar as such losses, claims, damages or liabilities:

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           (a)  arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Contracts

Registration Statement, Contracts Prospectus, sales literature or other promotional material for the Contracts or the Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made;

provided that this obligation to indemnify shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the

Company by the Trust (or a person authorized in writing to do so on behalf of the Trust) for use in the Contracts Registration Statement, Contracts

Prospectus or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

           (b)  arise out of or are based upon any untrue statement or alleged untrue statement of a material fact by or on behalf of the Company

(other than statements or representations contained in the Trust Registration

Statement, Trust Prospectus or sales literature or other promotional material of the Trust not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control with respect to the sale or distribution of the Contracts or Trust shares; or

           (c)  arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement, Trust

Prospectus or sales literature or other promotional material of the Trust or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Company; or

           (d)  arise as a result of any failure by the Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

           (e)  arise out of any material breach by the Company of this

Agreement, including but not limited to any failure to transmit a request for redemption or purchase of Trust shares on a timely basis in accordance with the procedures set forth in Article I; or

           (f)  arise as a result of the Company's providing the Trust with inaccurate information, which causes the Trust to calculate its Net Asset

Values incorrectly.


This indemnification will be in addition to any liability which the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.2.  INDEMNIFICATION BY THE TRUST.  The Trust agrees to indemnify and hold harmless the Company and each person who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several

(including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid with the prior written consent of the

Trust in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims,

damages or liabilities:

            (a)  arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the

            Trust Registration Statement, Trust Prospectus (or any amendment or supplement thereto) or sales literature or other promotional material of the Trust, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to

            indemnify shall not apply if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by the

            Company to the Trust for use in the Trust Registration

            Statement, Trust Prospectus (or any amendment or supplement thereto) or sales literature for the Trust or otherwise for use in connection with the sale of the Contracts or Trust shares; or

            (b)  arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Trust

            (other than statements or representations contained in the Trust

            Registration Statement, Trust Prospectus or sales literature or other promotional material of the Trust not supplied by the

            Distributor or the Trust or persons under their control) or wrongful conduct of the Trust or persons under its control with respect to the sale or distribution of the Contracts or Trust shares; or

            (c)  arise out of any untrue statement or alleged untrue statement of a material fact contained in the Contract's Registration

            Statement, Contracts Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in


            writing by the Trust to the Company (or a person authorized in writing to do so on behalf of the Trust); or

           (d)  arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this

           Agreement (including, but not by way of limitation,  a failure,

           whether unintentional or in good faith or otherwise: (i) to comply with the diversification requirements specified in

           Sections 2.4 and 6.1 in Article VI of this Agreement; and (ii)

           to provide the Company with accurate information sufficient for it to calculate its accumulation and/or annuity unit values in timely fashion as required by law and by the Contracts

           Prospectuses); or

           (e)  arise out of any material breach by the Trust of this

           Agreement.

This indemnification will be in addition to any liability which the Trust may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     8.3.  INDEMNIFICATION PROCEDURES.  After receipt by a party entitled to indemnification ("indemnified party") under this Article VIII of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Article VIII ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Article VIII, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice.  The indemnifying party, upon the request of the indemnified party,

shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party

     A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII.  The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.


ARTICLE IX. APPLICABLE LAW

     9.1.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the state of Indiana,

without giving effect to the principles of conflicts of law.

     9.2.  This Agreement shall be subject to the provisions of the 1933,

1934 and 1940 Acts, and the rules and regulations and rulings thereunder,

including such exemptions from those statutes, rules and regulations as the

SEC may grant, and the terms hereof shall be limited, interpreted and construed in accordance therewith.

ARTICLE X. TERMINATION

     10.1.  This Agreement shall terminate:

           (a)  at the option of any party upon 120 days advance written notice to  the other parties; or

           (b)  at the option of the Company if shares of the Trust are not available to meet the requirements of the Contracts as

          determined by the Company.  Prompt notice of the election to terminate for such cause shall be furnished by the  Company.

           Termination shall be effective ten days after the giving of notice by the Company; or

           (c)  at the option of the Trust upon institution of formal proceedings against the Company by the NASD, the SEC, the

           insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Trust shares;

           (d)  at the option of the Company upon institution of formal proceedings against the Trust, the investment advisor or any sub-investment advisor, by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body;

           or

           (e)  upon requisite vote of the Contract owners having an interest in the Trust (unless otherwise required by applicable law) and written approval of the Company, to substitute the shares of another investment company for the corresponding shares of the

           Trust in accordance with the terms of the Contracts; or

           (f)  at the option of the Trust in the event any of the Contracts are not


           registered, issued or sold in accordance with applicable Federal and/or state law; or

           (g)  at the option of the Company or the Trust upon a

           determination by a majority of the Trust Board, or a majority of disinterested Trust Board members, that an irreconcilable

           material conflict exists among the interests of  (i) any Product owners or (ii) the interests of the Participating Insurance

           Companies investing in the Trust; or

           (h)  at the option of the Company if the Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the

           Code, or under any successor or similar provision, or if the

           Company reasonably believes, based on an opinion of its counsel,

           that the Trust may fail to so qualify; or

           (i)  at the option of the Company if the Trust fails to meet the diversification requirements specified in Section 817(h) of the

           Code and any regulations thereunder; or

           (j)  at the option of the Trust if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable,

           under the Code, or if the Trust reasonably believes that the

           Contracts may fail to so qualify; or

           (k)  at the option of the Trust if the Trust shall determine, in its sole judgment exercised in good faith, that either (1) the

           Company shall have suffered a material adverse change in its business or financial condition; or (2) the Company shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and

           operations of the Trust; or

           (l)  at the option of the Company, if the Company shall determine,

           in its sole judgment exercised in good faith, that: (1) the

           Trust shall have suffered a material adverse change in its business or financial condition; or (2) the Trust shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and

           operations of the Company; or

           (m)  automatically upon the assignment of this Agreement

           (including, without limitation, any transfer of the Contracts or the Accounts to another insurance company pursuant to an

           assumption reinsurance agreement) unless the non-assigning party consents thereto or unless this Agreement is assigned to an affiliate of the Company or the Trust, as the case may be.

     10.2.  NOTICE REQUIREMENT.  Except as otherwise provided in Section

10.1, no termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to the other party of its intent to terminate, which notice shall set forth the basis for such termination.  Furthermore:


           (a)  In the event that any termination is based upon the

           provisions of Article VII or the provisions of Section 10.1(a)

           of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and

           (b)  in the event that any termination is based upon the

           provisions of Section 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination, or sooner if required by law or regulation.

10.3.  EFFECT OF TERMINATION

           (a)  Notwithstanding any termination of this Agreement pursuant to

           Section 10.1 of this Agreement, the Trust will, at the option of the Company, continue to make available additional Trust shares for so long after the termination of this Agreement as the

           Company desires, pursuant to the terms and conditions of this

           Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement

           (hereinafter referred to as "Existing Contracts").

           Specifically, without limitation, if the Company so elects to make additional Trust shares available, the owners of the

           Existing Contracts or the Company, whichever shall have legal authority to do so, shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts.

           (b)  If Trust shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect except for Section 10.1(a) and thereafter either the

           Trust or the Company may terminate the Agreement, as so

           continued pursuant to this Section 10.3, upon prior written notice to the other party, such notice to be for a period that is reasonable under the circumstances but, if given by the

           Trust, need not be for more than six months.

           (c)  The parties agree that this Section 10.3 shall not apply to any termination made pursuant to Article VII, and the effect of such Article VII termination shall be governed by the provisions set forth or incorporated by reference therein.

ARTICLE XI.  APPLICABILITY TO NEW ACCOUNTS AND NEW CONTACTS

     The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect changes in or relating to the Contracts and to add new classes of variable annuity contracts and variable life insurance policies to be issued by the Company through new or existing Separate

Accounts investing in the Trust.  The provisions of this Agreement shall be equally applicable to each such separate account and each such class of contracts or policies, unless the context otherwise requires.  Any such amendment must be signed by the parties and must bear an effective date for that amendment.


ARTICLE XII.  NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party(ies) at the address of such party(ies) set forth below or at such other address as such party(ies) may from time to time specify in writing to the other party.

           If to the Trust:

                  Lincoln Variable Insurance Products Trust

                  1300 South Clinton Street

                  Fort Wayne, Indiana 46802

                  Attn: Secretary

           If to the Company:

                  The Lincoln National Life Insurance Company.

                  1300 South Clinton Street

                  Fort Wayne, Indiana 46802

                  Attn: Rise C. M. Taylor

ARTICLE XIII.  MISCELLANEOUS

     13.1.  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.2.  This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

     13.3.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the

Agreement shall not be affected thereby.

     13.4.  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC,

the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     13.5.  Each party represents that the execution and delivery of this

Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party, and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in


accordance with its terms.

ARTICLE XIV.  PRIOR AGREEMENTS

     This Fund Participation Agreement, as of its effective date, hereby supersedes any and all prior agreements to purchase shares between Company and the Trust.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.

                          LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (Trust)

                          Signature:__________________________________

                          Name:_______________________________________

                          Title:______________________________________

                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Company)

                          Signature:__________________________________

                          Name:_______________________________________

                          Title:______________________________________


                                     Schedule 1

                                     ----------

                      Lincoln Variable Insurance Products Trust

            Separate Accounts of Lincoln National Life Insurance Company

                                Investing in the Trust

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account D

Lincoln Life Flexible Premium Variable Life Account G

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Separate Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account W

Lincoln National Life Insurance Company Separate Account 33

Lincoln National Variable Annuity Account 53


                                      Schedule 2

                                      ----------

                                        Funds

                                        -----

Aggressive Growth Fund

Bond Fund

Capital Appreciation Fund

Equity-Income Fund

Global Asset Allocation Fund

Growth and Income Fund

International Fund

Managed Fund

Money Market Fund

Social Awareness Fund

Special Opportunities Fund


                                        Schedule 3

                                        ----------

                         Lincoln Variable Insurance Products Trust

                          State-mandated Investment Restrictions

                                   Applicable to the Trust

                                      As of July 1, 1998

The California Department of Insurance has established the following

Guidelines for an underlying portfolio of a Separate Account:

BORROWING. The borrowing limit for any FUND is 331/3 percent of total assets.

Entering into a reverse repurchase agreement shall be considered "borrowing"

as that term is used herein.

FOREIGN INVESTMENTS - DIVERSIFICATION

The diversification guidelines to be followed by international and global

FUNDS are as follows:

a.  An international FUND or a global FUND is sufficiently diversified if it is invested in a minimum of three different countries at all times, and has invested no more than 50 percent of total assets in any one second-tier country and no more than 25 percent of total assets in any one third-tier country.  First-tier countries are: Germany, the United Kingdom,

    Japan, the United States, France, Canada, and Australia. Second-tier countries are all countries not in the first or third tier.  Third-tier countries are countries identified as "emerging" or "developing" by the

    International Bank for Reconstruction and Development ("World Bank") or

    International Finance Corporation.

b.  A regional FUND is sufficiently diversified if it is invested in a minimum of three countries.  The name of the fund must accurately describe the FUND.

c.  The name of the single country FUND must accurately describe the FUND.

d.  An index FUND must substantially mirror the index.


                                   Schedule 1

                    Lincoln Variable Insurance Products Trust

          Separate Accounts of Lincoln National Life Insurance Company

                             Investing in the Trust

                                As of May 1, 2003

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account D

Lincoln Life Flexible Premium Variable Life Account G

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Separate Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 33

Lincoln National Variable Annuity Account 53


IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to

Schedule 1 to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                          LINCOLN VARIABLE INSURANCE

                                          PRODUCTS TRUST

Date:    10/1/03                          By:  /s/ Kelly D. Clevenger

      -----------------------------          -----------------------------------

                                               Kelly D. Clevenger

                                               Chairman and President

                                          THE LINCOLN NATIONAL LIFE

                                          INSURANCE COMPANY

Date:    10/3/03                          By:  /s/ Rise C. M. Taylor

      -----------------------------          -----------------------------------

                                               Rise C. M. Taylor

                                               Vice President


                    AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the

1st day of May, 2003, by and between Lincoln Variable Insurance Products Trust,

an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance Company, an Indiana

insurance company (the "Company") is effective as of May 1, 2005.

                                    AMENDMENT

                                    ---------

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.




                                            LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                                            (Trust)

Date:    7/11/05                            By:      /s/ KELLY D. CLEVENGER

     ----------------------                      ------------------------------------------------

                                                     Kelly D. Clevenger

                                                     President

                                            THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                            (Company)

Date:    7/11/05                            By:      /s/ RISE C. M. TAYLOR

     ----------------------                     -------------------------------------------------

                                                     Rise C.M. Taylor

                                                     Second Vice President




                                   SCHEDULE 2

                                      FUNDS

                                AS OF MAY 1, 2005

Aggressive Growth Fund

Aggressive Profile Fund

Bond Fund

Capital Appreciation Fund

Conservative Profile Fund

Core Fund

Equity-Income Fund

Global Asset Allocation Fund

Growth Fund

Growth and Income Fund

Growth Opportunities Fund

International Fund

Managed Fund

Moderate Profile Fund

Moderately Aggressive Profile Fund

Money Market Fund

Social Awareness Fund

Special Opportunities Fund


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of

November 1, 2006.

                                  AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1.   Schedule 1 of this Agreement shall be deleted and replaced with the attached Schedule 1.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                                    (Trust)

Date: 11/1/06                       By:  /s/ Kelly D. Clevenger

-------------                          ------------------------

                                             President

                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                    (Company)

Date: 11/1/06                       By:  /s/ Kelly D. Clevenger

-------------                          ------------------------

                                             Vice President


                                      SCHEDULE 1

                       Lincoln Variable Insurance Products Trust

             Separate Accounts of Lincoln National Life Insurance Company

                                Investing in the Trust

                                As of November 1, 2006

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account D

Lincoln Life Flexible Premium Variable Life Account G

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Separate Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 33

Lincoln National Variable Annuity Account 53

Lincoln Life Separate Account 4k

Lincoln National Life Insurance Company Separate Account 95

Lincoln National Life Insurance Company Separate Account 96

Lincoln National Life Insurance Company Separate Account 97

Lincoln National Life Insurance Company Separate Account 98


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of May

1, 2007.

                                   AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                          LINCOLN VARIABLE INSURANCE PRODUCTS TRUST  (Trust)

Date:   4/20/07           By:   /s/ Kelly D. Clevenger

     --------------          -----------------------------------

                                  President

                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Company)

Date:   4/20/07           By:   /s/ Kelly D. Clevenger

     --------------          -----------------------------------

                                  Vice President


                                  SCHEDULE 2

                                    FUNDS

                               AS OF MAY 1, 2007

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Growth Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP S&P 500 Index Fund

LVIP Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Value Opportunities Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


                       AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of May

1, 2008.

                                   AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                         LINCOLN VARIABLE INSURANCE PRODUCTS TRUST (Trust)

Date: 5/15/08            By: /s/ Kelly D. Clevenger

     ---------------         ------------------------------------

                         Kelly D. Clevenger

                         President

                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Company)

Date: 5/15/08             By: /s/ William P. Flory, Jr.

     ---------------          ------------------------------------

                              William P. Flory, Jr.

                              Second Vice President


                                  SCHEDULE 2

                                     FUNDS

                               AS OF MAY 1, 2008




LVIP Baron Growth Opportunities Fund             LVIP SSgA International Index Fund

LVIP Capital Growth Fund                         LVIP SSgA Large Cap 100 Fund

LVIP Cohen & Steers Global Real Estate Fund      LVIP SSgA Small/Mid Cap 200 Fund

LVIP Columbia Value Opportunities Fund           LVIP SSgA S&P 500 Index Fund

LVIP Delaware Bond Fund                          LVIP SSgA Small-Cap Index Fund

LVIP Delaware Growth and Income Fund             LVIP T. Rowe Price Growth Stock Fund

LVIP Delaware Managed Fund                       LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Delaware Social Awareness Fund              LVIP Templeton Growth Fund

LVIP Delaware Special Opportunities Fund         LVIP Turner Mid-Cap Growth Fund

LVIP FI Equity-Income Fund                       LVIP UBS Global Asset Allocation Fund

LVIP Janus Capital Appreciation Fund             LVIP Wilshire Aggressive Profile Fund

LVIP Marsico International Growth Fund           LVIP Wilshire Conservative Profile Fund

LVIP MFS Value Fund                              LVIP Wilshire Moderate Profile Fund

LVIP Mid-Cap Value Fund                          LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Mondrian International Value Fund           LVIP Wilshire 2010 Profile Fund

LVIP Money Market Fund                           LVIP Wilshire 2020 Profile Fund

LVIP SSgA Bond Index Fund                        LVIP Wilshire 2030 Profile Fund

LVIP SSgA Developed International 150 Fund       LVIP Wilshire 2040 Profile Fund

LVIP SSgA Emerging Markets Fund




             AMENDMENT TO FUND PARTICIPATION AGREEMENT

       This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of May

1, 2009.

                                 AMENDMENT

                                 ---------

       WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirely.

      NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

      1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

      2.   All other terms of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                  LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date:  4/14/2009                  By: /s/ Kevin J. Adamson

       ---------                      -------------------------------

                                          Kevin J. Adamson

                                          Second Vice President

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:  4/14/2009                  By:  /s/ William P. Flory, Jr.

       ---------                      -------------------------------

                                           William P. Flory, Jr.

                                           Second Vice President


                                   Schedule 2

                                   ----------

                                     Funds

                                     -----

                               As of May 1, 2009

                               -----------------

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Global Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

       This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of July

17, 2009.

                                  AMENDMENT

                                  ---------

       WHEREAS, the parties wish to amend Schedules 1 and 2 to the Agreement and replace them in their entirety.

       NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

      1. Schedule 1 of this Agreement shall be deleted and replaced with the attached Schedule 1.

      2. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

      2. All other terms of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                            LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date:  7/15/2009            By:   /s/ Kevin J. Adamson

     ------------              ----------------------------

                                      Kevin J. Adamson

                                      Second Vice President

                             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:  7/15/2009            By:  /s/ William P. Flory, Jr.

     ------------              ----------------------------

                                     William P. Flory, Jr.

                                     Second Vice President


                                 Schedule 1

                                 ----------

                   Lincoln Variable Insurance Products Trust

        Separate Accounts of Lincoln National Life Insurance Company

                            Investing in the Trust

                             as of July 20, 2009

Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account D

Lincoln Life Flexible Premium Variable Life Account G

Lincoln Life Flexible Premium Variable Life Account K

Lincoln National Variable Annuity Account L

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Separate Account R

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Variable Annuity Account T

Lincoln Life Variable Annuity Account W

Lincoln Life Flexible Premium Variable Life Account Z

Lincoln National Life Insurance Company Separate Account 33

Lincoln National Variable Annuity Account 53

Lincoln Life Separate Account 4k

Lincoln National Life Insurance Company Separate Account 95

Lincoln National Life Insurance Company Separate Account 96

Lincoln National Life Insurance Company Separate Account 97

Lincoln National Life Insurance Company Separate Account 98

Separate Account BLM

Lincoln National Variable Annuity Fund A


                                   Schedule 2

                                   ----------

                                     Funds

                             As of July 20, 2009

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Global Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


             AMENDMENT TO FUND PARTICIPATION AGREEMENT

       This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of

October 1, 2009.

                          AMENDMENT

                          ---------

       WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

       NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

       1.  Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

       2.  All other terms of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                  LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date:  10/01/2009                 By:   /s/ Kevin J. Adamson

     -------------                   --------------------------

                                            Kevin J. Adamson

                                            Second Vice President

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:  10/01/2009                 By:  /s/ William P. Flory, Jr. .

     -------------                   --------------------------

                                           William P. Flory, Jr.

                                           Second Vice President


                          Schedule 2

                          ----------

                             Funds

                     As of October 1, 2009

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Global Income Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


                 AMENDMENT TO FUND PARTICIPATION AGREEMENT

       This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of May

1, 2010.

                              AMENDMENT

                              ---------

       WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

       NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

       1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

       2.   All other terms of the Agreement shall remain in full force and effect.

       IN WITNESS WHEREOF, each of the parties hereto has caused this

Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                             LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date:                        By:   /s/ Kevin J. Adamson

      --------------            ------------------------------

                                       Kevin J. Adamson

                                       Second Vice President

                             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date:                        By:  /s/ William P. Flory, Jr..

      --------------            ------------------------------

                                      William P. Flory, Jr.

                                      Second Vice President


                          Schedule 2

                           ----------

                             Funds

                       As of May 1, 2010

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Global Income Fund

LVIP J.P. Morgan High Yield Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


              AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of July

30, 2010.

                              AMENDMENT

     WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: July 30, 2010   By:      /s/ Kevin J. Adamson

                         --------------------------------

                            Kevin J. Adamson

                            Second Vice President

                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: July 30, 2010   By:   /s/ William P. Flory, Jr.

                         --------------------------------

                            William P. Flory, Jr.

                            Second Vice President


                                 SCHEDULE 2

                                   Funds

                            As of July 30, 2010

LVIP American Balanced Allocation Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth Allocation Fund

LVIP American Growth-Income Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Global Income Fund

LVIP J.P. Morgan High Yield Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA Global Tactical Allocation Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund


                AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of

April 29, 2011.

                                AMENDMENT

     WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                           LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: April 29, 2011       By:  /s/ Kevin J. Adamson

                                -------------------------------

                                Kevin J Adamson

                                Vice President

                           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: April 29, 2011       By:  /s/ William P. Flory, Jr.

                                -------------------------------

                                William P. Flory, Jr.

                                Vice President


                                 SCHEDULE 2

                                   Funds

                           As of April 29, 2011

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Global Income Fund

LVIP Conservative Profile Fund

LVIP Moderate Profile Fund

LVIP Moderately Aggressive Profile Fund

LVIP 2010 Profile Fund

LVIP 2020 Profile Fund

LVIP 2030 Profile Fund

LVIP 2040 Profile Fund

LVIP 2050 Profile Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP J.P. Morgan High Yield Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Global Tactical Allocation Fund

LVIP Dimensional U.S. Equity Fund

LVIP Dimensional Non-U.S. Equity Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Total Bond Fund


                 AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of

March 1, 2012.

                               AMENDMENT

     WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                        LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: March 1, 2012     By:  /s/ Kevin J. Adamson

                             -------------------------------

                             Kevin J Adamson

                             Vice President

                        THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: March 1, 2012     By:  /s/ William P. Flory, Jr.

                             -------------------------------

                             William P. Flory, Jr.

                             Vice President


                                   SCHEDULE 2

                                     Funds

                              As of March 1, 2012

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Global Income Fund

LVIP Conservative Profile Fund

LVIP Moderate Profile Fund

LVIP Moderately Aggressive Profile Fund

LVIP 2010 Profile Fund

LVIP 2020 Profile Fund

LVIP 2030 Profile Fund

LVIP 2040 Profile Fund

LVIP 2050 Profile Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP J.P. Morgan High Yield Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Global Tactical Allocation Fund

LVIP Dimensional U.S. Equity Fund

LVIP Dimensional Non-U.S. Equity Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Total Bond Fund

LVIP Protected American Balanced Allocation Fund

LVIP Protected American Growth Allocation Fund


              AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the 1st day of May, 2003, by and between Lincoln Variable Insurance Products

Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance

Company, an Indiana insurance company (the "Company") is effective as of

August 27, 2012.

                            AMENDMENT

     WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                 LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: August 27, 2012            By:  /s/ Kevin J. Adamson

                                      --------------------

                                      Kevin J Adamson

                                      Vice President

                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: August 27, 2012            By:  /s/ William P. Flory, Jr.

                                      -------------------------

                                      William P. Flory, Jr.

                                      Vice President


                                SCHEDULE 2

                                  Funds

                         As of August 27, 2012

LVIP Baron Growth Opportunities Fund

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Columbia Value Opportunities Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid Cap 200 Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP Turner Mid-Cap Growth Fund

LVIP Wells Fargo Intrinsic Value Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Global Income Fund

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Moderate Fund

LVIP Protected Profile Growth Fund

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2020 Fund

LVIP Protected Profile 2030 Fund

LVIP Protected Profile 2040 Fund

LVIP Protected Profile 2050 Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP J.P. Morgan High Yield Fund

LVIP Delaware Diversified Floating Rate Fund


LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Global Tactical Allocation Fund

LVIP Dimensional U.S. Equity Fund

LVIP Dimensional Non-U.S. Equity Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Protected American Balanced Allocation Fund

LVIP Protected American Growth Allocation Fund

LVIP American Preservation Fund

LVIP BlackRock Emerging Markets Index RPM Fund


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

      This Amendment to the Fund Participation Agreement ("Agreement") dated the

1st day of May, 2003, by and between Lincoln Variable Insurance Products Trust,

an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance Company, an Indiana

insurance company (the "Company") is effective as of May 1, 2013.

                                   AMENDMENT

      WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

      NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

      1. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

      2. All other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: May 1, 2013                  By:    /s/ Kevin J. Adamson

                                          ------------------------

                                          Kevin J Adamson

                                          Vice President

                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: May 1, 2013                  By:    /s/ William P. Flory

                                          ------------------------

                                          William P. Flory, Jr.

                                          Vice President


                                   SCHEDULE 2

                                     Funds

                               As of May 1, 2013

                                   FUND NAME

--------------------------------------------------------------------------------

LVIP American Balanced Allocation Fund

LVIP American Global Growth Fund(1)

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Global Income Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP Dimensional U.S. Equity RPM Fund

LVIP Dimensional Non-U.S. Equity RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP JPMorgan High Yield Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund


LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Protected American Balanced Allocation Fund

LVIP Protected American Growth Allocation Fund

LVIP Protected Profile Conservative Fund

LVIP Protected Profile Moderate Fund

LVIP Protected Profile Growth Fund

LVIP Protected Profile 2010 Fund

LVIP Protected Profile 2020 Fund

LVIP Protected Profile 2030 Fund

LVIP Protected Profile 2040 Fund

LVIP Protected Profile 2050 Fund

LVIP RPM BlackRock Global Allocation V.I. Fund

LVIP RPM VIP Contrafund(R) Portfolio

LVIP SSgA Bond Index Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap RPM Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund


LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

      This Amendment to the Fund Participation Agreement ("Agreement") dated the

1st day of May, 2003, by and between Lincoln Variable Insurance Products Trust,

an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance Company, an Indiana

insurance company (the "Company") is effective as of August 12, 2013.

                                   AMENDMENT

      WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

      NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

      1. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

      2. All other terms of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                 LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: August 12, 2013            By:    /s/ Kevin J. Adamson

                                        ------------------------

                                        Kevin J. Adamson

                                        Vice President

                                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: August 12, 2013            By:    /s/ William P. Flory

                                        ------------------------

                                        William P. Flory, Jr.

                                        Vice President


                                   SCHEDULE 2

                                     Funds

                             As of August 12, 2013

                                   FUND NAME

--------------------------------------------------------------------------------

LVIP American Balanced Allocation Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Global Income Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP Dimensional U.S. Equity RPM Fund

LVIP Dimensional Non-U.S. Equity RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP JPMorgan High Yield Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund


LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Growth Fund Managed Risk

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

LVIP RPM BlackRock Global Allocation V.I. Fund

LVIP RPM VIP Contrafund(R) Portfolio

LVIP SSgA Bond Index Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap RPM Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund


LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the

1st day of May, 2003, by and between Lincoln Variable Insurance Products Trust,

an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance Company, an Indiana

insurance company (the "Company") is effective as of November 11, 2013.

                                   AMENDMENT

     WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

     1. Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2. All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date:  November 11, 2013            By:    /s/ Kevin J. Adamson

                                           ----------------------------

                                           Kevin J. Adamson

                                           Vice President

                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: November 11, 2013             By:    /s/ William P. Flory, Jr.

                                           ----------------------------

                                           William P. Flory, Jr.

                                           Vice President


                                   SCHEDULE 2

                                     Funds

                            As of November 11, 2013

                                   FUND NAME

--------------------------------------------------------------------------------

LVIP American Balanced Allocation Fund

LVIP American Century VP Mid Cap Value RPM Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Global Allocation V.I. RPM Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP ClearBridge Variable Appreciation RPM Fund

LVIP ClearBridge Vairible Equity Income RPM Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Franklin Mutual Shares Securities RPM Fund

LVIP Global Income Fund

LVIP Invesco V.I. Equity and Income RPM Fund

LVIP Invesco V.I. Comstock RPM Fund


LVIP JPMorgan Mid Cap Value RPM Fund

LVIP Dimensional U.S. Equity RPM Fund

LVIP Dimensional Non-U.S. Equity RPM Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP JPMorgan High Yield Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Growth Fund

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA International RPM Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap RPM Fund


LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP VIP Contrafund(R) RPM Portfolio

LVIP VIP Mid Cap RPM Portfolio


                   AMENDMENT TO FUND PARTICIPATION AGREEMENT

     This Amendment to the Fund Participation Agreement ("Agreement") dated the

1st day of May, 2003, by and between Lincoln Variable Insurance Products Trust,

an open-end management investment company organized as a Delaware statutory trust (the "Trust"), and The Lincoln National Life Insurance Company, an Indiana

insurance company (the "Company") is effective as of May 1, 2014.

                                   AMENDMENT

     WHEREAS, the parties wish to amend Schedule 2 to the Agreement and replace it in its entirety.

     NOW, THEREFORE, in consideration of their mutual promises, the Company and the Trust agree to amend the Agreement as follows:

     1.   Schedule 2 of this Agreement shall be deleted and replaced with the attached Schedule 2.

     2.   All other terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer on the date specified below.

                                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Date: April 15, 2014               By:  /s/ Kevin J. Adamson

                                        -------------------------

                                        Kevin J Adamson

                                        Vice President

                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Date: April 15, 2014               By:  /s/ William P. Flory, Jr.

                                        -------------------------

                                        William P. Flory, Jr.

                                        Vice President


                                   SCHEDULE 2

                                     Funds

                               As of May 1, 2014

                                   FUND NAME

--------------------------------------------------------------------------------

LVIP American Balanced Allocation Fund

LVIP American Century VP Mid Cap Value RPM Fund

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

LVIP American International Fund

LVIP American Preservation Fund

LVIP AQR Enhanced Global Strategies Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets RPM Fund

LVIP BlackRock Equity Dividend RPM Fund

LVIP BlackRock Global Allocation V.I. RPM Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Multi-Asset Income Fund

LVIP Capital Growth Fund

LVIP Clarion Global Real Estate Fund

LVIP ClearBridge Variable Appreciation RPM Fund

LVIP Columbia Small-Mid Cap Growth RPM Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation Aggressive Allocation Fund

LVIP Delaware Foundation Conservative Allocation Fund

LVIP Delaware Foundation Moderate Allocation Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional U.S. Equity Fund

LVIP Dimensional Non-U.S. Equity Fund

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Franklin Mutual Shares VIP RPM Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund


                                   FUND NAME

--------------------------------------------------------------------------------

LVIP Global Income Fund

LVIP Goldman Sachs Income Builder Fund

LVIP Invesco Diversified Equity-Income RPM Fund

LVIP Invesco V.I. Comstock RPM Fund

LVIP JPMorgan Mid Cap Value RPM Fund

LVIP JPMorgan High Yield Fund

LVIP Managed Risk American Balanced Allocation Fund

LVIP Managed Risk American Growth Allocation Fund

LVIP Managed Risk Profile Conservative Fund

LVIP Managed Risk Profile Moderate Fund

LVIP Managed Risk Profile Growth Fund

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth RPM Fund

LVIP MFS Value Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Multi-Manager Global Equity RPM Fund

LVIP PIMCO Low Duration Bond Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Global Tactical Allocation RPM Fund

LVIP SSgA International Index Fund

LVIP SSgA International RPM Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Large Cap RPM Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund


                                   FUND NAME

--------------------------------------------------------------------------------

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap RPM Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Mid Cap 200 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth RPM Fund

LVIP UBS Large Cap Growth RPM Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP VIP Contrafund(R) RPM Portfolio

LVIP VIP Mid Cap RPM Portfolio